Worth Charting Options Income ETF Trading Symbol: WRTH Listed on The Nasdaq Stock Market, LLC Summary Prospectus April 24, 2026 www.worthchartinggroup.com

Before you invest, you may want to review the Worth Charting Options Income ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated April 23, 2026 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.worthchartinggroup.com. You can also get this information at no cost by calling at (888) 831-8231 or by sending an e-mail request to info@worthchartinggroup.com.

Investment Objective

The Fund’s investment objective is to seek current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.00%
Distribution and Service (12b-1) Fees	None
Other Expenses(2)	0.02%
Total Annual Fund Operating Expenses	1.02%

(1)	The Fund’s adviser will pay, or require a sub-adviser to pay, all expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses.
(2)	Based on estimated amounts for the current fiscal year.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. For the one-year period in the example, the figure reflects the fee waiver described above. For the three-year period in the example, the figure shown does not reflect the fee waiver. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$104	$325

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to generate premium income through an options strategy (the “Options Strategy”) implemented by the Fund’s sub-adviser, Worth Charting Group LLC (the “Sub-Adviser”). The Options Strategy principally involves the simultaneous (i) selling of short-term call options coupled with buying higher strike price call options (i.e. a short call spread) and (ii) selling uncovered short-term put options, in each instance on equity securities of U.S. exchange-listed companies (including American Depositary Receipts (“ADRs”) of non-U.S. companies traded on U.S. exchanges) (each an “Underlying Security”). The Options Strategy pursued by the Sub-Adviser on behalf of the Fund is a variation of what is commonly referred to as a “strangle” with the aim of generating income while limiting potential loss (as described below). The Fund will also hold cash, cash equivalents and/or short-term U.S. Treasury securities, serving the dual purposes of providing collateral for the Options Strategy and contributing to income generation for the Fund.

Options Strategy

Strategy Overview.

A strangle is an options trading strategy often deployed after periods of short-term price volatility of the Underlying Security, with the Underlying Security serving as the reference asset for the options traded. The strategy is designed to profit when an Underlying Security’s price fluctuates within a range bounded by a sold call option’s higher strike price and a sold put option’s lower strike price – which forms the “strangle.” At a high level, a strangle is designed to take advantage of “time decay” (i.e., the decrease in the value of an option over the time left until its expiration). It is generally deployed on an Underlying Security after a “volatility spike” occurs when market expectations or views of a security’s future price fluctuate (i.e., an indicator of near- or short-term price volatility). After a “volatility spike” when implied volatility is high, often characterized by rapid or exacerbated Underlying Security price movements, premiums received for selling the options on the security earlier in the period are typically higher, and thereafter decrease as the volatility subsides (i.e., time decay).

To initiate a strangle, both a call option (typically at a strike price above the current market price) and a put option (typically at a strike price below the current market price) are sold simultaneously on the same Underlying Security with the same expiration date. As both options are sold at a price above (for a call) or below (for a put) the current price of the Underlying Security, the options are “out of the money” (“OTM”), as they have no intrinsic value (meaning exercising them OTM would not be profitable). However, the premiums received from selling those options create an initial credit, and represent the strangle position’s maximum potential profit. A strangle profits typically if the Underlying Security’s price prior to expiration remains within the upper and lower range created by the strike prices of the sold call and put options, but can be unprofitable and incur loss if the price “breaks through” the upper or lower range of the strangle. Sustained periods of Underlying Security price volatility make it more likely that its price will break-through the range boundary of the strangle prior to expiration, increasing the potential for loss.

See the section in the Fund’s Prospectus titled “Additional Information About the Funds – Options Terminology for additional explanations of certain terms used in relation to the Options Strategy and options trading generally.

Sub-Adviser’s Implementation of the Options Strategy.

In its implementation of the Options Strategy on behalf of the Fund, the Sub-Adviser applies a variation of the strangle described above by simultaneously selling short-term call options, which are hedged with purchasing higher strike price call options (creating a “short call spread” as a hedge), and selling uncovered short-term put options on the same Underlying Securities. The added purchase of the higher-strike call option as a hedge limits the Fund’s upside risk should an Underlying Security’s price break-through the upper range of the strangle.

The Underlying Securities selected for implementation of the Options Strategy are those having market price characteristics that the Sub-Adviser believes are well-suited to the strategy’s goal of generating premium income. The options sold will be “front month” options, which are those with the nearest available expiration date (typically 20 to 25 days). The Sub-Adviser believes front-month options provide optimal liquidity for the portfolio because they generally exhibit higher trading volumes and narrower bid-ask spreads.

Initiation of each strangle position will result in the Fund’s collection of premium income generated from selling the options less the premium spent to purchase the higher strike call option to hedge upside risk exposure. The Fund will typically hold the positions until their expiration, unless one or both sides of a particular strangle (i.e., the call or the put) experience time decay to such an extent that the Sub-Adviser elects to close out one or both sides of the strangle position. The Sub-Adviser will generally consider closing out one or both sides of a strangle position when it observes premiums on those options in the marketplace declining to less than 10% of the total premium collected by the Fund at the initiation of the position.

The Sub-Adviser implements its strangles such that the sold put side of the position is uncovered (i.e., the Fund does not hold in its investment portfolio the Underlying Securities used as reference assets at the time of entry into a strangle position); whereas the call side of each strangle is hedged via the short call spread. Should an Underlying Security’s price break through the lower range of a strangle (i.e., price declines below the sold put’s strike price), the Fund may be required to buy the Underlying Security at the put’s strike price, with downside risk of loss limited to no more than the full put strike price (less premium earned) should the Underlying Security’s price go to zero. Should an Underlying Security’s price break through the upper range of a strangle (i.e., price increases above the sold call’s strike price), the Fund may be required to buy the Underlying Security at its higher market price and sell it for a loss at the sold call option’s lower strike price. However, this potential upside risk of loss is capped by the purchase of the higher-strike call option (i.e., the hedge) and will not exceed the difference between upper and lower strike prices of the spread (less net premium received on the spread), regardless of how much higher the Underlying Security’s price may increase. In either case, and notwithstanding the above-described limits or caps on the strategy’s upside and downside risks of loss, the Fund is subject to potentially substantial loss in satisfying its obligations under the options contracts to purchase and/or sell shares of an Underlying Security.

Strangle positions are initiated by the Sub-Adviser at times when it observes a particular Underlying Security experiencing an aggressive or outsized price move higher or lower (e.g., a 12% to 15% or more move in either direction), typically the result of quarterly earnings reports or other news- or media-reported events prompting the Underlying Security’s price movements. These other events may include analyst upgrades or downgrades, a gain or loss of major customers or suppliers, management changes, earnings restatements or other material events (i.e., signaling the onset of an implied volatility environment for the security). Such price movements most often occur at “market open,” when the Underlying Security begins its regular daily trading session as traders react to overnight information, pre-market activity, or news (often leading to higher volume and volatility at market open). The Sub-Adviser views aggressive price movements at market open as most often being short-lived phenomena. In these environments, the Sub-Adviser seeks to maximize potential premium income by initiating strangle positions as soon as practicable upon observing an Underlying Security’s price gapping up or down (significantly) at market open.

The Sub-Adviser expects potential premium income from selling options to be highest immediately following market reactions to current events, as Underlying Securities are frequently mispriced during periods when market emotions are elevated (e.g., fear, greed or other psychological states temporarily overriding rational decision-making). As markets digest new information about an Underlying Security, its price often stabilizes, reducing both implied volatility and opportunities for capturing higher option premiums (i.e., time decay), and as such, the Sub-Adviser expects to rarely execute the Options Strategy in respect of an Underlying Security prior to quarterly earnings reports or other regularly occurring events that typically prompt short-term market price movements.

The Fund will limit its maximum overall notional exposure to no more than 125% of its net assets through its options positions, meaning that the total value of the Underlying Securities underpinning the Fund’s options positions will not exceed 1.25 times the Fund’s net assets (i.e., notional exposure reflects leverage and potential market risk). Leverage can amplify losses, particularly during periods of market volatility, and the Fund’s uncovered options positions (i.e., selling options without owning the Underlying Security) can carry significant risk. The Sub-Adviser will, however, seek to mitigate such risks by hedging its positions (as described above), and sizing the Fund’s strangle option positions to limit notional exposure represented by any single position within the portfolio to no more 10% of the Fund’s net assets. The Sub-Adviser may also close out one or both sides of a strangle position when, as mentioned above, it observes declining premiums on those options in the marketplace, or otherwise to mitigate the risk of material loss if market conditions move against existing position(s) in the Options Strategy portfolio. The Sub-Adviser may also seek to mitigate risk of loss by rolling options positions to later expiration dates if an Underlying Security’s price moves close to one of the position’s upper or lower strike prices, or it may adjust strike prices to create wider upper and lower price boundaries for a strangle position. Further, the Fund’s options transactions are conducted pursuant to a derivatives risk management program that includes procedures designed to manage the Fund’s use of derivatives such as option contracts. The program imposes limits on exposure, monitors margin requirements and option counterparty creditworthiness, and includes periodic stress testing of the Fund’s portfolio. Stress testing involves scenario analyses and simulations to evaluate potential impacts to the Fund in the event of extreme volatility, market illiquidity or other adverse market conditions.

There can be no guarantee that any actions taken to mitigate risk associated with the Options Strategy will be successful in avoiding Fund losses.

The Sub-Adviser will use as reference assets for options positions only Underlying Securities that are listed on U.S. exchanges, and primarily those issued by large capitalization companies (e.g., greater than $15 billion market values) based in developed countries across North America, Europe and Asia (e.g., high income nations with advanced infrastructure, strong economies and stable political climates). In the (i) selection of Underlying Securities upon which to implement the Options Strategy, (ii) determination of optimal timing for entry into and/or exit out of strangle positions, and (iii) selection of upper and lower strike price ranges for the strangles, the Sub-Adviser places exclusive emphasis on technical analysis, a method of evaluating investment opportunities by using charts or computer programs to identify patterns in market data, such as price change, rates of change, and changes in volume of trading, open interest and other statistical indicators. It applies technical analysis tools to project the direction in which a market or the price of an Underlying Security will move (or not move) following a substantial one-day move up or down in the Underlying Security. Positions implemented in accordance with the Options Strategy are based on a combination of the Sub-Adviser’s techniques for predicting market direction, judgment and experience, and perceived market opportunities. The Sub-Adviser’s methodology is both systematic and strategic, and requires the exercise of strategic judgment by the Sub-Adviser in evaluating its methods, which use technical analysis, possible modifications of such methods from time to time, and in the strategy’s implementation. By strategically entering and exiting options positions, the Sub-Adviser seeks to enhance the Fund’s income potential.

Collateral

As part of the Fund’s strategy, the Fund holds collateral investments. The Fund expects to invest approximately 100% of its net assets in U.S. Treasury bills, money market funds, cash and cash equivalents (e.g., high quality commercial paper and similar instruments that are rated investment grade or, if unrated, of comparable quality, as the Sub-Adviser determines), that provide liquidity, serve as margin or collateral for the Fund’s options positions and also contribute to income generation for the Fund.

Fund Attributes

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets, plus borrowings for investment purposes, in options contracts and other financial instruments designed to generate net option premium income or other types of income. For purposes of compliance with this investment policy, options contracts or other derivative contracts will be valued at their notional value.

The Fund intends to pay out dividends and interest income, if any, quarterly, and distribute any net realized capital gains to its shareholders at least annually.

The Fund is classified as “non-diversified” under the 1940 Act. The Fund’s investment strategy is expected to result in high portfolio turnover on an annual basis.

The Fund will employ its investment strategy regardless of whether there are periods of adverse market, economic, or other conditions and will not take temporary defensive positions during such periods.

There is no guarantee that the Fund’s investment strategy will be properly implemented, and an investor may lose some or all of its investment.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund—Principal Risks of Investing in the Fund.”

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

Options Strategy Transactions Risk. The Options Strategy pursued by the Fund involves selling put options that are not covered (also called “naked options”) and selling call options coupled with a short call spread. When the Fund sells an uncovered put option, it does not simultaneously own the Underlying Security. The seller of an uncovered put option assumes the risk of a decline in the market price of the Underlying Security below the exercise price of the option. Uncovered put options are riskier than covered put options because there is no Underlying Security held by the Fund that can act as a partial hedge. When the Fund sells a call option coupled with the purchase of a higher-strike price call option, creating a short call spread, the Fund faces risk of loss if the Underlying Security price goes above the strike price of first sold call, albeit capped at the strike price of the second purchased call. There is also a risk, heightened in the case of relatively less liquid Underlying Securities, that the Underlying Securities may not be available for purchase to satisfy the Fund’s obligations arising from its entry into the options positions contemplated by its Options Strategy.

The Fund’s options positions have speculative characteristics and the potential for loss is substantial, despite being reduced by the amount of premium received for selling the options. The maximum gain in strangle positions is limited, and occurs if the Underlying Security upon which a strangle position is implemented remains between the upper (call) and lower (put) strike prices. In that case, both options expire worthless and the investor (the Fund) pockets the premium received for selling the options. There can be no guarantee that actions taken by the Sub-Adviser to mitigate the potential risks associated with its Options Strategy will be successful in preventing Fund losses, which could be substantial.

Aggressive Investment Technique Risk. The Fund uses investment techniques considered to be aggressive, including the use of leverage and uncovered options. Because these investment techniques often involve a small investment relative to the amount of investment exposure assumed, they may result in losses exceeding the amounts invested.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Security and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Security. This risk is elevated for uncovered options since the Fund does not hold an offsetting position, which could result in a loss significantly larger than the option premium received by the Fund. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate as the underlying instrument. There may at times be an imperfect correlation between the movement in the values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current income. There is no assurance that the Fund will make distributions on a regular or frequent basis . If the Fund does make distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Equity Market Risk. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. The equity securities serving as reference assets to options positions held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund may be exposed to through its invests.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes. Additionally, there may be brokerage costs or taxable gains or losses that may be imposed on the Fund in connection with a cash redemption that may not have occurred if the Fund had made a redemption in-kind. These costs could decrease the value of the Fund to the extent they are not offset by a transaction fee payable by an AP.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some portfolio investments held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Securities. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective. The Fund is heavily reliant on the Sub-Adviser’s ability to manage the Fund’s portfolio.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

New Sub-Adviser Risk. The Sub-Adviser is newly registered with the SEC and has no experience with managing an exchange-traded fund regulated under the 1940 Act, which may limit the Sub-Adviser’s effectiveness. As a result, there is no long-term track record against which an investor may judge the Sub-Adviser and it is possible the Sub-Adviser may not achieve the Fund’s intended investment objective.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund, Adviser, and Sub-Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio, or the Underlying Securities on which the Fund’s Option Strategy is based, may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

Foreign Securities Risk. Investments in securities or other instruments of non-U.S. issuers involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient, or liquid as financial markets in the United States, and therefore, the prices of non-U.S. securities and instruments can be more volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which may include the imposition of economic sanctions. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices.

○	Depositary Receipt Risk. Depositary receipts involve risks similar to those associated with investments in foreign securities and certain additional risks. Depositary receipts listed on U.S. exchanges are issued by banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). Depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares.

○	Foreign Currency Risk. A Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for any number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

Fixed Income Securities Risk . When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s Share price and total return to be reduced and fluctuate more than other types of investments.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at www.worthchartinggroup.com.

Management

Investment Adviser: Tidal Investments LLC serves as investment adviser to the Fund.

Investment Sub-Adviser: Worth Charting Group LLC serves as the investment sub-adviser to the Fund.

Portfolio Managers:

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Carter Braxton Worth, Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2026.

Scott Snyder, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2026.

Quinn Berry, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2026.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (Aps) (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.worthchartinggroup.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless an investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.